SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2009 (March 6, 2009)
PSB GROUP, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-50301	42-1591104
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1800 East Twelve Mile Road, Madison Heights, Michigan 48071
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 548-2900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
     On March 6, 2009, PSB Group, Inc. issued a news release to report its financial results for the quarter and year ended December 31, 2008. The release is furnished as Exhibit 99.1 hereto.
ITEM 8.01 OTHER EVENTS
     In conjunction with its news release to report its financial results for the quarter and year ended December 31, 2008, the company announced that it has withdrawn its application to participate in the U.S. Treasury’s TARP program.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit Number

99.1	Press Release, dated March 6, 2009 issued by PSB Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB GROUP, INC.
Dated: March 10, 2009	By:	/s/ Michael J. Tierney
Michael J. Tierney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 6, 2009 issued by PSB Group, Inc.